UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2005

UNITED DOMINION REALTY TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-10524	54-0857512

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:       (720) 283-6120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
     On December 13, 2005, United Dominion Realty Trust, Inc. announced that it is offering $200 million aggregate principal amount of convertible senior notes due 2035, plus an additional $50 million aggregate principal amount of notes that may be purchased, at the option of the initial purchasers, within 30 days. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On December 14, 2005, United Dominion Realty Trust, Inc. announced that it has priced its $200 million aggregate principal amount of convertible senior notes due 2035 with a coupon of 4.0%. An additional $50 million aggregate principal amount of notes may be purchased, at the option of the initial purchaser, within 30 days. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release dated December 13, 2005

99.2	Press Release dated December 14, 2005

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

Date: December 14, 2005	/s/ Scott A. Shanaberger

Scott A. Shanaberger
Senior Vice President and
Chief Accounting Officer

3

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated December 13, 2005

99.2	Press Release dated December 14, 2005